GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R, Class R6, and Class T Shares of the

Goldman Sachs Dynamic Allocation Fund

(the “Fund”)

Supplement dated August 31, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated April 28, 2017, each as supplemented to date

At a meeting held on August 16-17, 2017, the Board of Trustees of the Goldman Sachs Trust approved certain changes to the Fund’s name, investment objective, and principal investment strategy. The Fund’s Investment Adviser also proposed changes to the Fund’s portfolio managers in light of these changes.

Accordingly, after the close of business on October 30, 2017, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

All references in the Prospectus, Summary Prospectus and SAI to the “Goldman Sachs Dynamic Allocation Fund” are replaced with “Goldman Sachs Alternative Premia Fund.”

Under the “Goldman Sachs Dynamic Allocation Fund—Summary—Investment Objective” in the Prospectus, the paragraph is replaced with the following:

The Goldman Sachs Alternative Premia Fund (the “Fund”) seeks long-term absolute return.

Under the “Investment Objective” in the Summary Prospectus, the paragraph is replaced with the following:

The Fund seeks long-term absolute return.

The following replaces in its entirety the “Goldman Sachs Dynamic Allocation Fund—Summary—Principal Strategy” section in the Prospectus and “Principal Strategy” section in the Summary Prospectus:

The Fund seeks to provide exposure to a diversified range of alternative investment strategies (“Alternative Risk Premia”) using both long and short positions within a variety of asset classes. The Fund seeks to maintain a consistent level of volatility over the long term.

Alternative Risk Premia are multi-asset, quantitatively-driven investment strategies that seek to capture diversified sources of returns. Alternative Risk Premia may be classified into certain styles, including “carry”, “value”, “momentum”, and “structural.” Carry styles seek to capitalize on the tendency for higher yielding assets to outperform lower yielding assets. Value styles seek to take advantage of the tendency for assets with low or high market prices to revert to their fundamental valuation. Momentum styles seek to exploit the tendency for recent relative price movements to continue in the near future.

Structural styles seek to profit from anomalies or mispricing present in the market. Alternative Risk Premia aim to generate returns by providing compensation for identified risks or by taking advantage of structural trading imbalances in certain markets.

The Investment Adviser will allocate to Alternative Risk Premia across a range of asset classes, which may include equities, fixed income, credit, currencies, and commodities. Exposure to these asset classes may be implemented directly or indirectly by investing in (i) global equity and fixed income securities; (ii) unaffiliated investment companies, including exchange-traded funds (“ETFs”); (iii) affiliated investment companies, including ETFs, that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management, L.P. or an affiliate now or in the future acts as investment adviser or principal underwriter; (iv) derivative instruments, including foreign exchange forward contracts, options, futures contracts and options and swaps on futures contracts, credit, currency, index, interest rate, and total return swaps; and (iv) structured securities.

Investment in the Subsidiary.  The Fund may gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Cayman Commodity – AP, Ltd. (the “AP Subsidiary”). The AP Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure.

The Fund may invest up to 25% of its total assets in the AP Subsidiary. The AP Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the AP Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Fund nor the AP Subsidiary invests directly in physical commodities. The AP Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

The Fund’s benchmark index is the Bank of America Merrill Lynch USD LIBOR Three-Month Constant Maturity Index.

In the “Goldman Sachs Dynamic Allocation Fund—Summary—Principal Risks of the Fund” section in the Prospectus and “Principal Risks of the Fund” section in the Summary Prospectus, “Treasury Inflation Protected Securities Risk” is removed in its entirety. In addition, the following risks are added:

Counterparty Risk.  Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Mid-Cap and Small-Cap Risk.  Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Hedging Foreign Currency Trading Risk.  The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.

The following replaces in its entirety the first paragraph under the “Goldman Sachs Dynamic Allocation Fund—Summary—Performance” section in the Prospectus and “Performance” section in the Summary Prospectus:

The bar chart below and table on the following page provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares compare to those of broad-based securities market indices. Prior to October 30, 2017, the Fund had been known as the Goldman Sachs Dynamic Allocation Fund. As of this date, certain changes were made to the Fund’s investment objective and strategies. Perform-

ance information prior to this date reflects the Fund’s former investment objective and strategies. As a result, the Fund’s performance may differ substantially from the performance information shown below for the period prior to October 30, 2017. In addition, effective October 31, 2017, the Fund’s benchmark changed from the Bank of America Merrill Lynch USD LIBOR One-Month Constant Maturity Index to the Bank of America Merrill Lynch USD LIBOR Three-Month Constant Maturity Index. The Investment Adviser believes that the Bank of America Merrill Lynch USD LIBOR Three-Month Constant Maturity Index is a more appropriate benchmark against which to measure the performance of the Fund. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Under the “Goldman Sachs Dynamic Allocation Fund—Summary—Portfolio Management” section in the Prospectus and the “Portfolio Management” section in the Summary Prospectus, the following replaces the “Portfolio Managers” sentence in its entirety:

Portfolio Managers: Federico Gilly, Managing Director; Matthew Schwab, Managing Director; and Stephan Kessler, Executive Director, have managed the Fund since October 2017.

Under the “Investment Management Approach—Investment Objective” in the Prospectus, the third paragraph is replaced with the following:

The Alternative Premia Fund seeks long-term absolute return.

The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Dynamic Allocation Fund” section in the Prospectus:

The Fund is intended for investors who seek long-term absolute return as well as asset class and risk diversification.

The Fund seeks to provide exposure to Alternative Risk Premia using both long and short positions within a variety of asset classes. The Fund seeks to maintain a consistent level of volatility over the long term.

Alternative Risk Premia are multi-asset, quantitatively-driven investment strategies that seek to capture diversified sources of returns. Alternative Risk Premia may be classified into certain styles, including “carry”, “value”, “momentum”, and “structural”. Carry styles seek to capitalize on the tendency for higher yielding assets to outperform lower yielding assets. Value styles seek to take advantage of the tendency for assets with low or high market prices to revert to their fundamental valuation. Momentum styles seek to exploit the tendency for recent relative price movements to continue in the near future. Structural styles seek to profit from anomalies or mispricing present in the market. Alternative Risk Premia aim to generate returns by providing compensation for identified risks or by taking advantage of structural trading imbalances in certain markets.

The Investment Adviser will allocate to Alternative Risk Premia across a range of asset classes, which may include equities, fixed income, credit, currencies, and commodities. Exposure to these asset classes may be implemented directly or indirectly by investing in (i) global equity and fixed income securities; (ii) unaffiliated investment companies, including ETFs; (iii) affiliated investment companies, including ETFs, that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management, L.P. or an affiliate now or in the future acts as investment adviser or principal underwriter; (iv) derivative instruments, including foreign exchange forward contracts, options, futures contracts and options and swaps on futures contracts, credit, currency, index, interest rate, and total return swaps; and (iv) structured securities.

The Investment Adviser’s Quantitative Investment Strategies Team (“QIS Team”) uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocating to, and within, the Alternative Risk Premia in which the Fund invests.

The Investment Adviser may, in its discretion, make changes to the quantitative methodology used by the Fund, and the Fund may use other proprietary methodologies based on the Investment Adviser’s proprietary research. Additionally, the Investment Adviser may add new and remove existing Alternative Risk Premia from time to time in its sole discretion.

As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds.

Investment in the Subsidiary.  The Fund may gain exposure to the commodities markets by investing in the AP Subsidiary. The AP Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure.

The Fund may invest up to 25% of its total assets in the AP Subsidiary. The AP Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. The value of the swap will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked swaps expose the AP Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes may produce disproportionate losses to the Fund. Neither the Fund nor the AP Subsidiary purchases or holds physical commodities directly. The AP Subsidiary will also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions.

The Fund’s primary benchmark index is the Bank of America Merrill Lynch USD LIBOR Three-Month Constant Maturity Index. The Bank of America Merrill Lynch USD LIBOR Three-Month Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.

Under the “Investment Management Approach—Principal Investment Strategies—Investment Practices” section of the Prospectus, the following replaces the “Dynamic Allocation Fund” column in its entirety:

10	Percent of total assets (including securities lending collateral) (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the strategies of the Fund
—	Not permitted

Alternative Premia Fund
Investment Practices

Borrowings	33 1⁄3

Credit, Currency, Equity, Index, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•

Cross Hedging of Currencies	—

Custodial Receipts and Trust Certificates	—

Foreign Currency Transactions (including forward contracts)*	•

Futures Contracts and Options and Swaps on Futures Contracts	•

Illiquid Investments**	15

Interest Rate Caps, Floors and Collars	•

Investment Company Securities (including ETFs)***	10

Mortgage Dollar Rolls	—

Options on Foreign Currencies[1]	•

Options[2]	•

Preferred Stock	•

Repurchase Agreements	•

Reverse Repurchase Agreements (for investment purposes)	•

Securities Lending	33 1⁄3

Short Sales	•

Unseasoned Companies	•

Warrants and Stock Purchase Rights	—

When-Issued Securities and Forward Commitments	•

*	Limited by the amount each Fund may invest in foreign securities.
**	Illiquid investments are any investments which cannot be disposed of in seven days in the ordinary course of business at approximately the price at which a Fund values the instrument.
***	This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the terms of an SEC exemptive order or SEC exemptive rule.
[1]	The Funds may purchase and sell call and put options on foreign currencies.
[2]	The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.

Under the “Risks of the Funds” section of the Prospectus, the following replaces the “Dynamic Allocation Fund” column in its entirety:

✓	Principal Risk
•	Additional Risk

Alternative Premia Fund

Absence of Regulation	✓

Call/Prepayment

Commodity Sector	✓

Counterparty	✓

Credit/Default	✓

Derivatives	✓

Emerging Countries	✓

Expenses	✓

Extension

Foreign	✓

Geographic	•

Interest Rate	✓

Investment Style	✓

Large Shareholder Transactions	✓

Leverage	✓

Liquidity	✓

Management	✓

Market	✓

Master Limited Partnerships	•

Mid-Cap and Small-Cap	✓

Mortgage Backed and Other Asset Backed Securities	•

NAV	•

Non-Diversification	✓

Non-Hedging Foreign Currency Trading	✓

Non-Investment Grade Fixed Income Securities	•

Portfolio Turnover Rate	✓

REIT	•

Short Selling/Position	✓

Sovereign Default	•

Stock	✓

Strategy

Subsidiary	✓

Swaps	✓

Tax	✓

Treasury Inflation Protected Securities	•

U.S. Government Securities	✓

Under the “Service Providers—Fund Managers” the following is added to the end of the “Quantitative Investment Strategies (‘QIS’) Team” table and references to the Fund are removed for James Park and Momoko Ono and added for Stephan Kessler:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Federico Gilly, Managing Director	Portfolio Manager— Alternative Premia	Since 2017	Mr. Gilly is co-head of research, portfolio management and portfolio construction for the Alternative Investment Strategies (AIS) team within GSAM’s QIS platform. Mr. Gilly joined the Investment Adviser in 2000.
Matthew Schwab Managing Director	Portfolio Manager— Alternative Premia	Since 2017	Mr. Schwab is co-head of research, portfolio management and portfolio construction for the AIS team within GSAM’s QIS platform. Mr. Schwab joined the Investment Adviser in 2007.

Under the “Appendix A Additional Information on Portfolio Risks, Securities and Techniques —Portfolio Securities and Techniques” section of the Prospectus and the “Description of Investment Securities and Practices” section of the SAI, references to the Fund for the “Custodial Receipts and Trust Certificates” and “Mortgage Dollar Rolls” sections are removed.

The following replaces in its entirety the “Investment Objectives and Policies—Dynamic Allocation Fund” section of the SAI:

The Fund seeks to provide exposure to Alternative Risk Premia using both long and short positions within a variety of asset classes. Alternative Risk Premia are multi-asset, quantitatively-driven investment strategies that seek to capture diversified sources of returns. The Fund also seeks to maintain a consistent level of volatility over the long term.

The Investment Adviser’s Quantitative Investment Strategies Team (“QIS Team”) uses a disciplined, rigorous and quantitative approach, in combination with a qualitative overlay, in allocating to, and within, the Alternative Risk Premia in which the Fund invests.

The Investment Adviser may, in its discretion, make changes to the quantitative methodology used by the Fund, and the Fund may use other proprietary methodologies based on the Investment Adviser’s proprietary research. Additionally, the Investment Adviser may add new and remove existing Alternative Risk Premia from time to time in its sole discretion.

The Fund may gain exposure to the commodities markets by investing in the AP Subsidiary. The AP Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure. The Fund may invest up to 25% of its total assets in the AP

Subsidiary. The AP Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the AP Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Fund nor the AP Subsidiary invests directly in physical commodities. The AP Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

From time to time, the Investment Adviser will monitor, and may make changes to, the selection or weight of individual or groups of securities, currencies or markets in the Fund. Such changes (which may be the result of changes in the Investment Adviser’s Alternative Risk Premia, the method of applying the Alternative Risk Premia or the judgment of the Investment Adviser) may include: (i) evolutionary changes to the structure of the Alternative Risk Premia (e.g., the addition of new factors or a new means of weighting the factors); (ii) changes in trading procedures (e.g., trading frequency or the manner in which the Fund uses futures); or (iii) changes to the weight of individual or groups of securities, currencies or markets in the Fund based on the Investment Adviser’s judgment.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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